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                               CENTURA FUNDS, INC.

                          SUPPLEMENT DATED JUNE 5, 2001
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 30, 2000

                 FOR THE CLASS A, CLASS B AND CLASS C SHARES OF
                          CENTURA LARGE CAP EQUITY FUND
                           CENTURA MID CAP EQUITY FUND
                          CENTURA SMALL CAP EQUITY FUND
                         CENTURA GOVERNMENT INCOME FUND
                           CENTURA QUALITY INCOME FUND
                      CENTURA NORTH CAROLINA TAX-FREE FUND
                                 (EACH A "FUND")

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

Effective June 5, 2001, Centura Banks ("Centura"), the parent company of Centura Funds, Inc.'s former investment adviser and new investment adviser, Centura Bank and Glenwood Capital Management Company ("GCM"), respectively, was acquired by Royal Bank of Canada ("RBC"). The transaction occurred under certain terms involving two publicly held issuers which terms generally would not cause an assignment of the advisory contracts of their advisory subsidiaries.

RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. RBC employs 50,000 people who serve 10 million personal, business and public sector customers in North America and in some 30 countries around the world. To the knowledge of GCM, no changes to the Funds, including their key personnel and management style, will occur as a result of the transaction.